UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 1, 2004
                                                         ---------------

                       American Life Holding Company, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Florida
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                 (State or Other Jurisdiction of Incorporation)

             000-50196                               52-2177342
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      (Commission File Number)           (IRS Employer Identification No.)

          4823 Old Kingston Pike, Suite 140, Knoxville, Tennessee 37919
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               (Address of Principal Executive Offices) (Zip Code)

                                  865-588-8228
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              (Registrant's Telephone Number, Including Area Code)


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item. 5.02 (b)

On October 1, 2004, effective September 30, 2004, Mr. Stanley Brown resigned as a member of the Board of Directors of American Life Holding Company, Inc. (the "Company") and the Company's wholly-owned subsidiary, The American Life and Annuity Company, Inc. ("ALAC"). The resignation was not related to a disagreement with the Company or ALAC on any matter related to the Company's or ALAC's operations, policies or practices. In addition, effective September 17, 2004, ALAC terminated Mr. Brown without cause as President of ALAC. Pursuant to the terms of Mr. Brown's Employment Agreement, ALAC will pay Mr. Brown severance in the amount of $13,750, payable in six equal successive payments of Two Thousand Two Hundred Ninety-One and 67/100 Dollars ($2,291.67) on a semi-monthly basis for three (3) months, $416.67 per month for three (3) months for car allowance and will reimburse Mr. Brown for the next three (3) months for health and disability insurance premiums paid by Mr. Brown for his health and disability insurance. Mrs. Lila Pfleger, the Company's President, Principal Executive Officer, and Principal Accounting and Financial Officer has been appointed President of ALAC.


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
                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 American Life Holding Company, Inc.



                                 By: /s/ Lila K. Pfleger
                                     -------------------------------------------
                                     Lila K. Pfleger
                                     President, Principal Executive Officer, and
                                     Principal Accounting and Financial Officer



DATED:  October 4, 2004

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